Exhibit 10.3(a)
CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
EXECUTION COPY

THIRD AMENDMENT
This Third Amendment, effective as of the date set forth above the signatures of the parties below, amends the Exclusive Patent License Agreement effective November 25, 2008, as amended by a First Amendment dated January 12, 2010, a Letter Amendment dated November 27, 2012, a Letter Agreement dated November 27, 2012 and a Second Amendment dated August 29, 2013 (the “License Agreement”) between the Massachusetts Institute of Technology, a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139 (“M.I.T.”), and Selecta Biosciences, Inc., a Delaware corporation, with a principal place of business at 480 Arsenal Street, Building One, Watertown, MA 02472 (“COMPANY”).
WHEREAS, COMPANY has notified M.I.T. of its desire to modify the diligence provisions of the License Agreement; and WHEREAS, COMPANY has represented to M.I.T. that it is continuing to diligently develop LICENSED PRODUCTS.
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree as follows:
1.Section 3.1, Diligence Requirements, of the License Agreement is hereby amended to delete Sections 3.1(i), 3.1(j) and 3.1(k) in their entirety and to replace them with the following:
(i)    By [***], COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.
(j)    By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.
(k)    By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***] for a LICENSED PRODUCT.
(l)    By the [***] anniversary of the EFFECTIVE DATE, COMPANY or an AFFILIATE or SUBLICENSEE shall [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.

2.    Section 4.1(d), Milestone Payments, of the License Agreement is hereby amended to add the following Section (iii):
(iii)    For the convenience of the parties, in recognition of the value of the PATENT RIGHTS, LICENSED PRODUCTS and LICENSED PROCESSES, and the time it takes to develop LICENSED PRODUCTS, in the event that any one of the milestones in Section 4.1(d)(i) above has not been achieved at least once during the TERM (each an “Unmet Milestone”), [***].
3.    Section 12.6(a) of the License Agreement is hereby amended to add 4.1(d)(iii)
4.    The License Agreement, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect All capitalized terms used herein shall have the meanings ascribed to such terms in the License Agreement. The License Agreement shall, together with this Third Amendment, be read and construed as a single instrument.
IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed under seal by their duly authorized representatives.
The Effective Date of this Third Amendment is November 18, 2016.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY	SELECTA BIOSCIENCES, INC

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.